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                                                     EXHIBIT 23.1



                 CONSENT OF INDEPENDENT AUDITORS



MONSANTO COMPANY:

We consent to the incorporation by reference in this Registration Statement of Monsanto Company on Form S-8 of our opinions dated February 25, 1994, appearing in and incorporated by reference in your annual report on Form 10-K for the year ended December 31, 1993.



                                       DELOITTE & TOUCHE
                                   DELOITTE & TOUCHE


Saint Louis, Missouri
April 29, 1994


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